Corporate Overview William D. Schwieterman, MD President and Chief Executive Officer April 2017 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts and use words such as “anticipate,” “estimate,” "expect," “believe,” and other words of similar meaning. Any or all of the forward-looking statements in this presentation may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties including but not limited to, the efficacy of our product candidates, their efficacy at acceptable dosage levels, the ability to raise capital when needed and on reasonable terms, projections of potential commercial sales of company products, the results and progress of clinical trials, developing the necessary manufacturing processes and gaining all necessary regulatory approvals, both in the United States and internationally. Consequently, no forward-looking statement can be guaranteed and actual results may differ materially. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements are contained in our most recent reports to the Securities and Exchange Commission including our Form 10-Q, 8-K and 10-K reports. However, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. We note these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995.

Company Overview

- Biopharmaceutical company developing vascular disrupting agents (VDAs) for treatment of cancer
  - VDAs selectively disrupt abnormal blood vessels that sustain tumors
  - Focusing on orphan oncology indications
  - Clinical development candidates
    - CA4P (fosbretabulin)
    - OXi4503

Market Data

Ticker (OTCQX)	MATN
Price (4/19/2017)	$0.77
Market Cap	~$20 million
Average Daily Trading Volume	~80,000

- Presenting clinical data throughout 2017

MATEON THERAPEUTICS

3

Board Member Experience William Schwieterman, MD Chairman of the Board Perceptive Advisors; Chelsea Therapeutics; FDA – Chief of Immunology and Infectious Disease Branch, CBER David Chaplin, PhD Aventis; Rhône-Poulenc Rorer; Cancer Research United Kingdom; University College London Simon Pedder, PhD Athenex; Cellectar Biosciences; Chelsea Therapeutics; Hoffman-LaRoche; University of Saskatchewan Donald Reynolds Wyrick, Robbins, Yates, & Ponton; Furiex Pharmaceuticals; Salix Pharmaceuticals Bobby Sandage, Jr., PhD Euclises Pharmaceuticals; Cultivation Capital; Southern Illinois University Edwardsville; Coronado Biosciences; Indevus Pharmaceuticals Board of Directors

Team Member Experience William Schwieterman, MD President and Chief Executive Officer Perceptive Advisors; Chelsea Therapeutics; FDA – Chief of Immunology and Infectious Disease Branch, CBER David Chaplin, PhD Chief Scientific Officer Aventis; Rhône-Poulenc Rorer; Cancer Research United Kingdom; University College London Matthew Loar Chief Financial Officer KineMed; Neurobiological Technologies; Osteologix; Genelabs Technologies Jeff Nelson VP Program Management Axsome Therapeutics; Chelsea Therapeutics; Ladenburg Thalmann; Cobalt Laboratories Management Team

Product Pipeline Summary Preclinical Phase 1 Phase 2 Phase 3 CA4P Platinum resistant ovarian cancer (prOC) CA4P + bevacizumab + PCC vs. bevacizumab + PCC (FOCUS) Recurrent ovarian cancer CA4P + pazopanib vs. pazopanib (PAZOFOS) Christie Hospital NHS Foundation Trust, UK Neuroendocrine tumors CA4P + everolimus University of Kentucky, Markey Cancer Center Combination with immuno-oncology agents OXi4503 Acute myeloid leukemia (AML) OXi4503 + cytarabine (OX1222) Phase 2/3 Phase 2 Phase 1/2 PCC: physician choice chemotherapy Phase 1b

Vascular Targeted Therapies Mechanism of Action

Direct anti-vascular effect Reversibly binds tubulin Changes endothelial cell structure Occludes tumor blood supply 10-30 times more selective for tumor vasculature VDAs: Mechanism of Action VDAs: vascular disrupting agents Tozer et al. Cancer Res. 1999 Apr 1;59(7):1626-34.

VDAs: Selectively Target Tumor Vasculature Pericyte (support cell) Immuno-fluorescence Vascular Cast Normal Pericyte support Tumor No pericyte support VDAs: vascular disrupting agents McDonald DM, Choyke PL. Nat Med. 2003;9(6):713-25.

CA4P: Eliminates Tumor Vasculature Untreated After CA4P Malcontenti-Wilson et al. Clin Cancer Res. 2001;7(4):1052-60.

VDA Monotherapy VDA treatment leads to significant central tumor necrosis Tumor rim cells rely on surrounding normal blood vessels After treatment necrotic area can be re-vascularized by angiogenesis Untreated 1 day post CA4P 3 days post CA4P Murine Adenocarcinoma CaNT Model VDA: vascular disrupting agent Chaplin DJ and Hill SA. Int J Radiat Oncol Biol Phys. 2002;54(5):1491-96.

Enhances Anti-vascular Effect VDA + Anti-angiogenic Therapy Indirect anti-vascular mechanism of anti-angiogenic therapy complements the direct anti-vascular mechanism of VDAs Green = Hypoxia; Blue = Perfusion Untreated VEGFR Ab Monotherapy VDA Monotherapy Combination VDA: vascular disrupting agent Shaked Y et al. Science. 2006;313(5794):1785-7.

CA4P: Lead Investigational Drug

FACT N=75 GOG-0186I n=81 FALCON n=57 Triple therapy shows best response rates Response Rates in Previous Trials Recurrent OC and NSCLC studies are rates in patients with measureable disease/confirmed response. CA4P + Bev + C/P CA4P + Bev C: carboplatin; P: paclitaxel; Bev: Bev: bevacizumab; ATC: anaplastic thyroid cancer, OC: ovarian cancer; NSCLC: non-small cell lung cancer CA4P + C/P

Ovarian Cancer Landscape
US


Epithelial Ovarian Cancer
20,000– 21,000
Localized Disease (15%)
Advanced Disease (85%)
Stage I
Stage II
Stage III
Stage IV
Surgery
Surgery + Chemo
Surgery + Chemo (taxane + platinum)
17,000 - 18,000
Recurrence detected by:
• Physical/pelvic examination
• Imaging: ultrasound, computed tomography (CT)
• Second-look operation
• CA-125 blood plasma test
80-85%
Recurrence
13,000 - 15,000
20-25%
Remission
psOC
prOC
2,000 - 4,000
Refractory
More Favorable Prognosis
Less Favorable Prognosis

PFS: progression-free survival; OS: overall survival; psOC: platinum-sensitive ovarian cancer; prOC: platinum-resistant ovarian cancer
Source: Markman, M, Bookman, M, Second-line treatment of ovarian cancer. The Oncologist 2000, Locust Walk Partners interviews and analysis.

MATEON THERAPEUTICS

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Large Unmet Need in Ovarian Cancer Market

- Patients with prOC have few treatment options, low survival rates
- Potential annual sales of a branded therapeutic in prOC are ~$550 Million in US, ~$200 Million in EU/Japan[1]
  - Platinum-sensitive market is ~50-100% larger
- Bevacizumab is approved for both psOC (Dec 2016) and prOC (Dec 2014)
  - Expands market opportunity for CA4P

prOC: platinum-resistant ovarian cancer; psOC: platinum-sensitive ovarian cancer
[1] Estimated 2020, assumes 100% penetration at ~$10k per month in the US

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MATEON THERAPEUTICS

GOG-0186I Study Design Randomized, controlled, open-label Phase 2 study Funded by National Cancer Institute, conducted by Gynecologic Oncology Group Primary endpoint: Progression free survival (PFS) Secondary endpoints: Objective response rate (ORR), Overall survival (OS) Patient Population: recurrent ovarian cancer Minimum of 1, maximum of 3 prior therapies Both platinum-sensitive and platinum-resistant Treatment Regimens Bevacizumab 15 mg/kg+CA4P 60 mg/m2 IV q3 weeks (n=54) Bevacizumab 15 mg/kg IV q3 weeks (n=53) N=107 (67 sites) Monk BJ et al. J Clin Oncol. 2016;34(19):2279-86.

Progression-free Survival (ITT) GOG-0186I Results: Primary Endpoint Analysis Months on Study 1.0 0.8 0.6 0.4 0.2 0.0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Proportion Progression-Free Events N Median (mos) CA4P + Bev 41 54 7.3 Bev 47 53 4.8 Treatment Comparison HR* 90% Cl 1-sided P Value Active vs. Control 0.685 [0.47, 1.00] 0.049 *Hazard Ratios of the experimental level to the reference level of the treatment comparison were stratified by measurable disease status (Yes/No), prior bevacizumab use (Yes/No), and platinum sensitivity (>12 months/≤ 12 months) using a Cox proportional hazards model. 53 54 1 2 6 9 0 1 ITT: intent-to-treat; Bev: bevacizumab; mos: months; HR: hazard ratio, CI: confidence interval Monk BJ et al. J Clin Oncol. 2016;34(19):2279-86.

Progression-free Survival (Platinum-resistant) GOG-0186I Results Events n Median (mos) CA4P + Bev 10 13 6.7 Bev 13 14 3.4 Treatment Comparison HR* Log-rank P Value Active vs. Control 0.57 0.01 *Hazard Ratio of the experimental level to the reference level of the treatment comparison were stratified by measurable disease status (Yes/No) and prior bevacizumab use (Yes/No), using a Cox proportional hazards model. The CI is questionable and therefore not available, which may be due to the small number of patients within some strata. Months on Study 1.0 0.8 0.6 0.4 0.2 0.0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Proportion Progression-Free 14 13 1 2 0 1 1 Bev: bevacizumab; mos: months; HR: hazard ratio; CI: confidence interval Monk BJ et al. J Clin Oncol. 2016;34(19):2279-86.

Progression-free Survival (Measurable Disease) GOG-0186I Results Nov2015 Treatment Comparison HR 95% Cl Log-rank P Value Active vs. Control 0.600 [0.38, 0.95] 0.027 42 39 Active Control 5 2 3 0 21 9 1 0 # at Risk Bev: bevacizumab; mos: months; HR: hazard ratio, CI: confidence interval Mateon Data on File. Months on Study Proportion Progression-Free Events n Median (mos) CA4P + Bev 40 42 9.8 Bev 38 39 6.1

Overall Survival (Measurable Disease) GOG-0186I Results Nov2015 Treatment Comparison HR 95% Cl Log-rank P Value Active vs. Control 0.777 [0.44, 1.36] 0.377 42 39 Active Control 28 21 16 11 38 33 4 3 1 0 Months on Study # at Risk Proportion Surviving Events n Median (mos) CA4P + Bev 24 42 26.8 Bev 25 39 21.2 Bev: bevacizumab; mos: months; HR: hazard ratio, CI: confidence interval Mateon Data on File.

FOCUS Study Data April 2017

FOCUS: Phase 2/3 Study Design
prOC



Initiate Study ✓
Interim ✓
Interim
Interim
Interim
Study Startup
CA4P + Bev + PCC n=40
Bev + PCC n=40
CA4P + Bev + PCC n=178
Bev + PCC n=178
ORR Data
ORR Data, PFS Data
Trigger Part 2
Trigger Part 2
Study Complete

- Regular interim analyses to detect efficacy and test powering assumptions
- Part 2 triggered based on interim analyses

NCT Number: NCT02641639
Bev: bevacizumab (Avastin); PCC: physicians choice chemotherapy;
ORR: objective response rate

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MATEON THERAPEUTICS

Interim Analysis 1 FOCUS Results: Demographics Active (CA4P) N=9 Control N=11 Age (years) 66.3 59.7 ECOG Status 0 44% 73% 1 56% 27% Mean Baseline Tumor Size (cm) 14.0 14.1 Number Prior Treatments 1 33% 37% 2 11% 46% 3 44% 0 ≥4 11% 18%

Interim Analysis 1 FOCUS Results: Objective Response Rate Numerical benefit in favor of CA4P in ORR Magnitude of tumor response better in CA4P arm CA4P patients with PRs had reductions of 76% and 64% versus 46% in Control PFS data immature, currently favors CA4P Active (CA4P) N=9 Control N=11 Partial Response (PR) 2/9 (22%) 1/11 (9%) Stable Disease (SD) 4/9 (44%) 6/11 (55%) Progressive Disease (PD) 2/9 (22%) 2/11 (18%) Non-Evaluable 1/9 (11%) 2/11 (18%) ORR: objective response rate; PFS: progression-free survival

Interim Analysis 1 FOCUS Results: Adverse Events >1 patient, more in active than control Active (CA4P) N=9 Control* N=10   Blood pressure increased 8 (89%) 2 (20%)   Hypertension 5 (56%) 3 (30%)   Fatigue 4 (44%) 2 (20%)   Constipation 4 (44%) 1 (10%)   Nausea 4 (44%) 1 (10%)   Vomiting 4 (44%) 0 ( 0%)   Abdominal pain 3 (33%) 1 (10%)   Cough 3 (33%) 1 (10%)   Dyspnoea 3 (33%) 1 (10%)   Mucosal inflammation 3 (33%) 1 (10%)   Anaemia 3 (33%) 0 ( 0%)   Abdominal distension 2 (22%) 1 (10%)   Pruritus 2 (22%) 1 (10%)   Asthenia 2 (22%) 0 ( 0%)   Dysphagia 2 (22%) 0 ( 0%)   Insomnia 2 (22%) 0 ( 0%)   Intestinal obstruction 2 (22%) 0 ( 0%) *One control patient has no AE data available at interim analysis AE: adverse event

Interim Analysis 1 FOCUS Results: Adverse Events Grade 3-5 Active (CA4P) (N=9) Control (N=10) Grade 3 Grade 4 Grade 5 Grade 3 Grade 4 Grade 5   Blood pressure increased 44% 0% 0% 10% 0% 0%   Hypertension 22% 0% 0% 30% 0% 0%   Hyponatraemia 11% 0% 0% 10% 0% 0%   Abdominal pain 11% 0% 0% 0% 0% 0%   Anaemia 11% 0% 0% 0% 0% 0%   Fatigue 11% 0% 0% 0% 0% 0%   Intestinal obstruction 11% 0% 0% 0% 0% 0%   Sepsis 11% 0% 0% 0% 0% 0%   Vomiting 11% 0% 0% 0% 0% 0%   Choking 0% 11% 0% 0% 0% 0%   Septic shock 0% 0% 0% 0% 0% 10%   COPD 0% 0% 0% 0% 10% 0%   Ascites 0% 0% 0% 10% 0% 0%   GGT increased 0% 0% 0% 10% 0% 0%   Hand-foot syndrome 0% 0% 0% 10% 0% 0%   Headache 0% 0% 0% 10% 0% 0%   Large intestinal obstruction 0% 0% 0% 10% 0% 0%   Urosepsis 0% 0% 0% 10% 0% 0%

Interim Analysis 1 FOCUS Results: Per Patient Performance* PD /Death Withdrew *Preliminary data as of Apr 14th; subject to continuing analyses Scan Scan shows PD PR SD Scan Not done

CA4P Safety Summary CA4P is generally well tolerated, more than 475 patients dosed to date Adverse events of interest Acute post-infusion blood pressure increase (HTN) 30-89% of patients Transient (resolves in 2 - 6 hrs), consistent with PK (t½ = 2 hrs) On average ~20 mmHg; can be managed with anti-HTN agents Due to BP effects, CA4P may not be appropriate for use in patients with significant underlying cardiovascular morbidity Hematological AEs: CA4P increases incidence and severity of neutropenia and leukopenia in combo with chemo Not currently observed in the FOCUS study Tumor pain: mild to moderate within 48 hours of infusion HTN: hypertension; BP: blood pressure; AEs: adverse events

Summary of Efficacy Data CA4P shows activity in multiple tumor types Maximum efficacy in combination with anti-angiogenic agents CA4P + bevacizumab improves PFS in recurrent ovarian cancer Greatest effects in patients with larger tumors Measurable disease Platinum-resistant disease Trends showing improvement in overall survival Studies GOG-0186I and FACT Initial efficacy data from FOCUS favors CA4P PFS: progression-free survival

CA4P - Many Potential Indications Mechanism of action based on tumor vasculature, not tumor type Should work in highly vascular tumors Focus on ovarian cancer is based on clinical indication with most data Other potential orphan indications include: Cervical cancer Gastric cancer Glioblastoma multiforme Hepatocellular carcinoma Metastatic melanoma Neuroendocrine tumors Renal cell carcinoma

CA4P-induced tumor necrosis may enhance antigen presentation Combination with Immuno-Oncology Agents Three additional studies provide evidence that CA4P may enhance anti-CTLA4, anti-PD1, and anti-PD-L1 antibody activity Data from OX-2015-005

OXi4503

Active Forms of Lead Products


MeO
MeO
MeO
OH
OMe

combretastatin A4
(active form of CA4P)


MeO
MeO
MeO
OH
OH
OMe

combretastatin A1
(active form of OXi4503)

- Cytotoxic properties
  - Catechols are easily oxidized to ortho-quinones
  - Second phenolic moiety in CA1 compared to CA4

Folkes LK et al. Chem Res Toxicol. 2007;20(12):1885-94.

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MATEON THERAPEUTICS

OXi4503 Forces AML Cells Into Active Cell Cycle AML: acute myeloid leukemia; BMEC: bone marrow endothelial cells Bosse RC et al. Exp Hematol. 2016;44(5):363-77. G0/G1 - Dormant S Phase – cytarabine susceptible G2/M – anthracycline susceptible KG1 KG1 + BMEC KG1 + BMEC + OXi4503 Total Cells By Phase

Combination with Cytarabine OXi4503: Preclinical Data in AML Enhanced killing of AML with OXi4503 (CA1P) plus cytarabine (AraC) FSC: forward scatter (parameter in flow cytometry) Bosse K et al. Exp Hematol. 2016;44(5):363-377. FSC Human CD45

Relapsed/Refractory AML and MDS Patients (OX1222) OXi4503 Phase 1b/2 Combination Study Phase 1 Phase 2 Will only initiate with a partner, following sufficient efficacy 3.75 mg/m2 4.68 mg/m2 6.25 mg/m2 9.76 mg/m2 7.81 mg/m2 NCT Number: NCT02576301 AML: acute myeloid leukemia; MDS: myelodysplastic syndromes OXi4503 (Days 1 and 4 of 28 day cycle) dose escalation study in combination with 1 g/m2/day x 5 days cytarabine

OX1222 Summary of Results Duration of CR 3.75 mg/m2: 9+ months, ongoing 4.68 mg/m2: 6 months, then progressed 6.25 mg/m2: 1+ month, ongoing Cohort N CR% In Active Treatment Ongoing Response Progressed 3.75 mg/m2 6 17% 0 1 5 4.68 mg/m2 4 25% 0 0 4 6.25 mg/m2 4 25% 0 1 3 7.81 mg/m2 Enrolling CR: complete remission

($/000s) December 31, 2016 Cash and Short-term Investments $12,047 Total Current Assets 14,070 Total Assets 14,114 Cash and Short-term Investments At March 31, 2017 ~$8,300 Short-term Liabilities $ 1,614 Long-term Debt -- Stockholders’ Equity 12,500 Total Liabilities and Stockholders Equity 14,114 Quarterly Cash Burn < $4 million Common Shares Outstanding* 26,545 Financial Highlights and Capitalization * Fully diluted shares outstanding would include an additional 9.8 million warrants with a weighted average price of $2.58 and 4.2 million options with a weighted average price of $1.47.

Key Takeaways Anti-vascular approach to targeting cancer Our drug candidates have largest effect in larger tumors Highly complementary to chemotherapy, anti-angiogenic agents New management team and Board of Directors with deep experience formed over last 2 years Meaningful data on both lead drug candidates expected throughout 2017 Initial efficacy data from FOCUS favors CA4P Initial efficacy data from AML study shows complete remissions Multiple opportunities for additional indications for drugs in pipeline AML: Acute myeloid leukemia

Key Milestones 1H2017 Phase 2/3 FOCUS (prOC) study – 1st interim analysis Phase 1b OX1222 (AML) study – 3rd cohort complete Phase 1b OX1222 (AML) study – 4th cohort complete 2H2017 Phase 2/3 FOCUS (prOC) study – 2nd interim analysis Phase 2/3 FOCUS (prOC) study – 3rd interim analysis Phase 2/3 FOCUS (prOC) study – 4th interim analysis Phase 1b OX1222 (AML) study – 5th cohort complete (potential study completion) prOC: platinum-resistant ovarian cancer; AML: Acute myeloid leukemia

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